UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.

      Apartment Investment and Management Company (“Aimco”) announced that Paul McAuliffe, Aimco’s Executive Vice President and Chief Financial Officer, will present at the NAREIT Institutional Investor Forum on Wednesday, June 8, 2005, from 2:25 p.m. to 3:00 p.m. (Eastern time). The press release announcing the presentation is furnished herewith as Exhibit 99.1. The presentation format is a group discussion that will be webcast live on Aimco’s website at the following address: http://www.aimco.com/about/financial/NAREIT_06_2005.asp. Replay of the webcast will be available for 60 days following the event. Aimco’s NAREIT discussion booklet will also be available at this link and is furnished herewith as Exhibit 99.2. The information contained on Aimco’s website is not incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

      The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Apartment Investment and Management Company—Press Release dated June 3, 2005
99.2	Apartment Investment and Management Company—NAREIT Institutional Investor Forum Presentation

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: June 8, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Miles Cortez
Miles Cortez
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Apartment Investment and Management Company—Press Release dated June 3, 2005
99.2	Apartment Investment and Management Company—NAREIT Institutional Investor Forum Presentation